Exhibit 10.1

EXECUTION VERSION

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Extension Agreement and Amendment”) is entered into effective as of October 2, 2017 (the “Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), each Person designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”) (each Lender that is not an Extending Lender (including each Lender that is designated on its signature page as a “Non-Extending Lender”) is herein referred to as a “Non-Extending Lender” and collectively, the “Non-Extending Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of September 26, 2011 (as amended by that certain First Amendment to Credit Agreement, effective as of September 30, 2011, that certain Extension Agreement and Second Amendment to Credit Agreement, effective as of September 26, 2012, that certain Extension Agreement and Third Amendment to Credit Agreement, effective as of October 28, 2013, that certain Fourth Amendment to Credit Agreement, effective as of December 23, 2013, that certain Extension Agreement and Fifth Amendment to Credit Agreement, effective as of October 6, 2014, that certain Extension Agreement and Sixth Amendment to Credit Agreement, effective as of October 23, 2015, and that certain Seventh Amendment to Credit Agreement, effective as of June 5, 2017 and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, pursuant to the Extension Agreement and Second Amendment, the Scheduled Maturity Date for all Lenders was extended to September 26, 2017; and pursuant to the Extension Agreement and Third Amendment, the Scheduled Maturity Date for all Lenders was extended to September 26, 2018 and the Aggregate Commitments were reduced to $1,975,000,000, and pursuant to the Extension Agreement and Fifth Amendment, the Scheduled Maturity Date for certain Lenders was extended to September 26, 2019, and pursuant to the Extension Agreement and Sixth Amendment, the Scheduled Maturity Date for certain Lenders was extended to September 26, 2020.

WHEREAS, the Borrower has requested that the Scheduled Maturity Date be extended from September 26, 2020 to September 26, 2022 pursuant to Section 2.14 of the Credit Agreement (the “Extension”).

WHEREAS, subject to the terms and conditions set forth herein, the undersigned Extending Lenders are willing to agree to the Extension, and the parties hereto are willing to agree to amend the Credit Agreement as set forth in Sections 2 and 3 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.      Definitions. Unless otherwise defined in this Extension Agreement and Amendment, terms used in this Extension Agreement and Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Extension Agreement and Amendment.

SECTION 2.      Extension of Scheduled Maturity Date. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, effective as of the Effective Date:

(a)       Consent; Extension Effective Date. (i) Each Extending Lender hereby consents to the Extension, and (ii) the Scheduled Maturity Date with respect to each Extending Lender is September 26, 2022. The Scheduled Maturity Dates for the Non-Extending Lenders are as follows: (a) for each of BNP Paribas and Morgan Stanley Bank, N.A., September 26, 2020, and (b) for UBS AG, Stamford Branch, September 26, 2018.

(b)       Notice and Certificate Requirements. The parties hereto agree that (i) the time period with respect to notice of request for extension and the 15 day Lender notice requirement set forth in Section 2.14(a) of the Credit Agreement is hereby waived and shall not be applicable to the Extension, and (ii) the certification by the Borrower required by Section 2.14(b) of the Credit Agreement is hereby satisfied by the Borrower’s execution and delivery of this Extension Agreement and Amendment.

SECTION 3.      Amendments to the Credit Agreement. The Credit Agreement is amended as follows, effective as of the Effective Date.

(a)	Amendment to the Cover Page of the Credit Agreement. The cover page of the Credit Agreement is amended and restated in its entirety as set forth on Annex A hereto.

(b)	Certain Definitions Deleted. The defined terms “Financial Support Agreement”, “Financial Support Agreement Letter of Credit”, “Financial Support Agreement Letter of Credit Amount”, “Financial Support Agreement Parental Guarantee”, “Financial Support Agreement Parental Guarantee Amount”, “First Post-Closing Quarter”, “Imputed Cash Receipt Amount”, “Imputed Non-OLP Cash Receipt Amount”, “MEP Closing Quarter”, “MEP IPO”, “MEP IPO Contribution”, “MEP IPO Transactions”, “MEP Limited Partnership Agreement”, “MEP Registration Statement”, “Midcoast Operating”, “Midcoast Operating Limited Partnership Agreement”, “Net Realizable Financial Obligation”, “Non-MEP Unrestricted Subsidiary”, “Non-Wholly Owned” and “Working Capital Loan Agreement”, are hereby deleted in their entirety.

(c)	Certain Definitions Amended. The following defined terms appearing in Section 1.01 of the Credit Agreement (Defined Terms) are amended as set forth below:

(i)       The definition of “Consolidated EBITDA” is amended in its entirety to read as follows:

““Consolidated EBITDA” means, for any period, an amount equal to the sum of

(a)       Consolidated Net Income for such period, plus

(b)       (i) consolidated interest expense deducted in determining such Consolidated Net Income, (ii) the amount of taxes, based on or measured by income, used or included in the determination of Consolidated Net Income, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (iv) Marshall/Romeoville Oil Cleanup Costs deducted in determining such Consolidated Net Income, (v) the amount of civil, criminal and administrative fines, penalties, assessments and citations, and related direct costs and expenses, arising from each crude oil release referred to in the definition of “Marshall/Romeoville Oil Cleanup Costs”, deducted in determining such Consolidated Net Income, and (vi) the amount of costs, charges and expenses accrued after September 30, 2013 arising from the cleanup of crude oil releases referred to in the definition of “Marshall/Romeoville Oil Cleanup Costs” deducted in determining such Consolidated Net Income; plus

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(c)       the amount of cash distributions in respect of equity ownership interests in MEP Unrestricted Subsidiaries actually received during such period by the Borrower and its Consolidated Subsidiaries from MEP Unrestricted Subsidiaries; minus

(d)       to the extent included in the calculation of such Consolidated Net Income, the amount of insurance proceeds received to compensate for Marshall/Romeoville Oil Cleanup Costs, not to exceed in the aggregate the amounts by which Consolidated EBITDA for such period or any prior period is or has been increased on account of Marshall/Romeoville Oil Cleanup Costs; minus

(e)       (i) the amount of civil, criminal and administrative fines, penalties, assessments and citations, and related direct costs and expenses, referred to in subclause (v) in the immediately preceding clause (b) to the extent such amounts were actually paid, or accruals therefor were reversed, during such period by the Borrower and/or its Subsidiaries, and without duplication, (ii) the amount of civil, criminal and administrative fines, penalties, assessments and citations, and related direct costs and expenses, referred to in subclause (v) in the immediately preceding clause (b) to the extent it has been determined that the Borrower and its Subsidiaries will not be liable for payment of such amounts; minus

(f)        (i) the amount of costs, charges and expenses, referred to in subclause (vi) in the immediately preceding clause (b) to the extent such amounts were actually paid, or accruals therefor were reversed, during such period by the Borrower and/or its Subsidiaries, and without duplication, (ii) the amount of costs, charges and expenses, referred to in subclause (vi) in the immediately preceding clause (b) to the extent it has been determined that the Borrower and its Subsidiaries will not be liable for payment of such amounts.

(ii)           The definition of “Consolidated Net Income” is amended by deleting the words “Non-MEP” before the second reference to “Unrestricted Subsidiaries”.

(iii)         The definition of “Consolidated Operating Income” is amended by deleting the words “Non-MEP” before the reference to “Unrestricted Subsidiaries”.

(iv)          The definition of “ERISA” is amended to insert the words “, as amended,” after the reference to “Employee Retirement Income Security Act of 1974”.

(v)           The definition of “ERISA Event” is amended to delete the words “in reorganization” and replace them with the phrase ““insolvent” within the meaning of Section 4245 of ERISA.”

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(vi)          The definition of “Material Subsidiary” is amended in its entirety as follows:

““Material Subsidiary” means any Subsidiary that directly or through one or more Subsidiaries (a) owns assets with a book value equal to 10% or more of the book value of the consolidated assets of the Borrower, its Consolidated Subsidiaries and its Consolidated Unrestricted Subsidiaries, or (b) contributed 10% or more of Consolidated Operating Income for any fiscal quarter during the four fiscal quarters most recently ended of the Borrower, its Consolidated Subsidiaries and its Consolidated Unrestricted Subsidiaries, or (c)  is a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such Regulation is in effect on any date of determination. A Subsidiary will be deemed to have become a Material Subsidiary on either (i) the date of its acquisition or formation, if after giving effect to such acquisition or formation, it constitutes a Material Subsidiary, as reasonably determined by the Borrower and reasonably acceptable to the Administrative Agent, or, if applicable (ii) the 75th day following the end of each of the first 3 fiscal quarters of the Borrower or the 120th day following the end of each fiscal year of the Borrower, as applicable, if as of the immediately preceding quarter-end or year-end, as applicable, and based on the financial statements prepared for such ending quarterly or annual period, it constituted a Material Subsidiary, as reasonably determined by the Borrower and reasonably acceptable to the Administrative Agent.”

(vii)	The definition of “MEP Unrestricted Subsidiary” is amended in its entirety as follows:

““MEP Unrestricted Subsidiary” means, for all periods prior to June 28, 2017, each of MEP General Partner, MEP, and each of their respective Subsidiaries, so long as such entity, as of the relevant date of determination, was a Subsidiary of the Borrower and (other than MEP General Partner) was not a Wholly-Owned Subsidiary of the Borrower”.”

(viii)	The definition of “Non-OLP Pro Forma EBITDA” is amended in its entirety as follows:

““Non-OLP Pro Forma EBITDA” means, for any period, at the time of any determination thereof, without duplication, an amount equal to the sum of

(a)	Non-OLP Consolidated Net Income, plus

(b)	to the extent actually deducted in determining such Non-OLP Consolidated Net Income, interest expense (and in the case of Capital Leases the portion of rent expense that is treated as interest in accordance with GAAP), income taxes, depreciation and amortization for the Non-OLP Subsidiaries for such period, calculated on a pro forma basis making adjustments for acquisitions of any Person or all or substantially all of the business or assets of any other Person or the operating division or business unit of any Person made during such period, to the extent not reflected in such Non-OLP Consolidated Net Income.”

(ix)	The penultimate sentence of the definition of “Subsidiary” is to read as follows: “In the definition of “Unrestricted Subsidiary”, the term “Subsidiary” means each Subsidiary of the Borrower.”

(x)	The definition of “Unrestricted Subsidiary” is amended in its entirety to read as follows:

““Unrestricted Subsidiaries” means any Subsidiary of the Borrower that is designated to the Administrative Agent in writing by the Borrower as an Unrestricted Subsidiary after the date hereof; provided, however, that no Subsidiary may be designated as an Unrestricted Subsidiary if, (i) on the effective date of designation, a Default or Event of Default has occurred and is continuing, (ii) the creation, formation or acquisition of such Subsidiary would not otherwise be permitted under Section 7.02 hereof, or (iii) based on the financial statements most recently delivered pursuant to Section 6.01 or the good faith determination by the Borrower, such Subsidiary is a Material Subsidiary. If an Unrestricted Subsidiary becomes a Material Subsidiary, such Subsidiary shall no longer be deemed an Unrestricted Subsidiary.”

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(d)	Amendment to Section 5.11 (ERISA Compliance). Section 5.11 of the Credit Agreement is amended and restated in its entirety as follows:

“5.11 ERISA Compliance.

(a)	No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(b)	The Borrower is not and will not be (1) an employee benefit plan subject to Title I of the ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.”

(e)	Amendment to Section 6.02(a)(i) (Compliance Certificate). Section 6.02(a)(i) of the Credit Agreement is amended by deleting the following at the end:

“, and with respect to any Compliance Certificate relating to a period that includes any date occurring on or after the consummation of the MEP IPO, a reasonably detailed reconciliation of the components reflected in the calculation of compliance with Sections 7.09, 7.10 and 7.11 to the corresponding amounts set forth in the financial statements for such period”

(f)	Amendment to Section 7.05 (Transactions with Affiliates). Section 7.05 (Transactions with Affiliates) is amended by (i) inserting the word “or” after the phrase “an Affiliate to the Borrower,” and (ii) deleting the following after the phrase “the Board of Directors of the Delegate”:

“, or to the MEP IPO Transactions or to transactions entered into with any MEP Unrestricted Subsidiary on terms and conditions, taken as a whole, that are fair and reasonable to the Borrower and the Borrower’s Subsidiaries, taking into account the totality of the relationship between the Borrower and the Borrower’s Subsidiaries, on the one hand, and the MEP Unrestricted Subsidiaries, on the other”

(g)	Amendment to Section 7.06 (Burdensome Agreements). Section 7.06 (Burdensome Agreements) of the Credit Agreement is amended by deleting the phrase “Non-MEP” before the words “Unrestricted Subsidiary”.

(h)	Amendment to title of Section 7.08 (Unrestricted Subsidiaries). The title of Section 7.08 (Unrestricted Subsidiaries) of the Credit Agreement is amended by changing such title to “Unrestricted Subsidiaries”.

(i)	Amendment to Section 8.01 (Events of Default). Section 8.01(i) (ERISA) of the Credit Agreement is amended and restated in its entirety as follows:

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“(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $100,000,000, or (ii) the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $100,000,000; or”

(j)	Amendment to Article X (Miscellaneous). A new Section 10.24 (ERISA) is added to Article X of the Credit Agreement as follows.

“10.24 ERISA. Each Lender represents and warrants to the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Borrower, that such Lender is not and will not be, and in connection with the transactions contemplated under the Loan Documents, is not and will not be using the assets of (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.”

(k)	Amended Exhibit C (Form of Compliance Certificate). Exhibit C to the Credit Agreement (Form of Compliance Certificate) is amended and restated in its entirety as set forth on Annex B hereto.

(l)	Amended Exhibit D (Form of Assignment and Assumption). Annex 1 to Exhibit D to the Credit Agreement (Form of Assignment and Assumption) is amended to add a new Section 1.3 as follows:

“1.3.        ERISA. [The][Each] Assignee represents and warrants as of the Effective Date to the Administrative Agent, [each] Assignor and the respective Affiliates of each, and not, for the avoidance of doubt, for the benefit of the Borrower, that [the][such] Assignee is not and will not be, and in connection with the transactions contemplated under the Loan Documents, is not and will not be using the assets of (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.”

SECTION 4.      Conditions to Effectiveness. This Extension Agreement and Amendment shall be effective as of the Effective Date, provided that the Administrative Agent shall have received:

(a)       Counterparts of this Extension Agreement and Amendment executed by the Borrower and Required Lenders (which may be by telecopy or other electronic transmission),

(b)       A certificate of a Responsible Officer of the Borrower,

(i)	certifying as to the incumbency and specimen signature of the Responsible Officer who executes this Extension Agreement and Amendment,

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(ii)	certifying (1) that attached to such certificate is a true and complete copy of each of the certificate of limited partnership and limited partnership agreement of Borrower, neither of which have been further amended or modified, and each of which remains in full force and effect, and (2) that attached to such certificate is a are true and complete copy of each of the certificate of formation and limited liability company agreement of the Delegate, neither of which have been amended or modified and remain in full force and effect,

(iii)	certifying that attached to such certificate is a true and complete copy of the resolutions adopted by the board of directors of the Delegate that authorize the extension of the Scheduled Maturity Date as herein set forth and such resolutions have not been amended, modified, revoked or rescinded and remain in full force and effect,

(iv)	certifying that the Delegation of Control Agreement among the Borrower, Enbridge Management, and Enbridge Energy Company, Inc. dated as of October 17, 2002 and the amendment thereto dated February 21, 2005 attached as Annex E to the Corporate Secretary’s Certificate dated September 26, 2011 delivered by the Delegate in connection with the closing of the Credit Agreement, have not been amended or modified and remain in full force and effect, and

(c)       Fees, for the account of each Extending Lender, in an amount agreed to be paid by the Borrower pursuant to the letter addressed to the Administrative Agent executed by the Borrower dated August 24, 2017 requesting the Extension and the amendments set forth in Section 3 above.

SECTION 5.      Representations and Warranties. As a material inducement to the Administrative Agent and the Extending Lenders to execute and deliver this Extension Agreement and Amendment, the Borrower represents and warrants to the Extending Lenders that as of the Effective Date, both immediately before and after giving effect to this Extension Agreement and Amendment, that:

(a)       This Extension Agreement and Amendment has been duly authorized, executed, and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid, and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)       The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Extension Agreement and Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c)       As of the date hereof, at the time of and immediately after giving effect to this Extension Agreement and Amendment, no Default or Event of Default has occurred and is continuing.

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(d)       No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Extension Agreement and Amendment or the extension of the Scheduled Maturity Date provided for herein. The execution, delivery, and performance by the Borrower of this Extension Agreement and Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 6.      Effect; Affirmation and Ratification of Loan Documents. This Extension Agreement and Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and does not constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Extension Agreement and Amendment. Except as otherwise expressly provided by this Extension Agreement and Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same, including, without limitation, all of the Borrower’s obligations and covenants under each Loan Document. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and the other Loan Documents, from and after the Effective Date, shall continue in full force and effect and are hereby ratified and confirmed in all respects, and that this Extension Agreement and Amendment and such Credit Agreement shall be read and construed as one instrument. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. From and after the Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, respectively.

SECTION 7.      Miscellaneous. This Extension Agreement and Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Extension Agreement and Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Extension Agreement and Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Extension Agreement and Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Extension Agreement and Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Extension Agreement and Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 8.      Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS EXTENSION AGREEMENT AND AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Extension Agreement and Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

	By:	/s/ Wanda Opheim
Name: Wanda Opheim
Title: Treasurer

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as an Extending Lender, a L/C Issuer and Swing Line Lender

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as an Extending Lender and an L/C Issuer

By:	/s/ Tim VandeGriend
Name: Tim VandeGriend
Title: Authorized Signatory

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA, as an Extending Lender

By:	/s/ Christopher Wilson
Name: Christopher Wilson
Title: Financing Manager

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Financing Manager

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as an Extending Lender

By:	/s/ Borden Tennant
Name: Borden Tennant
Title: Vice President

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

MIZUHO BANK, LTD., as an Extending Lender

By:	/s/ Brad C. Crilly
Name: Brad C. Crilly
Title: Managing Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as an Extending Lender

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as
an Extending Lender

By:	/s/ Kevin Sparks
Name: Kevin Sparks
Title: Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, as an Extending
Lender

By:	/s/ Jeff Cebryk
Name: Jeff Cebryk
Title: Managing Director and Head

By:	/s/ Scarlett Crockatt
Name: Scarlett Crockatt
Title: Associated Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as an Extending
Lender

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as an Extending Lender

By:	/s/ Tariq Masaud
Name: Tariq Masaud
Title: Authorized Signatory

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as an Extending Lender

By:	/s/ Jason A. Zilewiez
Name: Jason A. Zilewiez
Title: Vice President

[SIGNATURE PAGE TO

EXTENSION AGREEMENT AND EIGHTH AMENDMENT TO CREDIT AGREEMENT]

Annex A

EXECUTION VERSION

Published CUSIP Number: 29250HAG3

CREDIT AGREEMENT

Dated as of September 26, 2011

among

ENBRIDGE ENERGY PARTNERS, L.P.,
as Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent,
Swing Line Lender
and
an L/C Issuer,

ROYAL BANK OF CANADA,
as an L/C Issuer

and

The Lenders Party Hereto

ROYAL BANK OF CANADA,
Syndication Agent

CITIBANK, N.A.
and
MIZUHO BANK, LTD.,
Co-Documentation Agents

BANK OF AMERICA MERRILL LYNCH,
MIZUHO BANK, LTD.

and
RBC CAPITAL MARKETS
Joint Lead Arrangers and Joint Bookrunners

ANNEX B

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ____________, ____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Enbridge Energy Partners, L.P. (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and the Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ___________ of the [General Partner/Delegate], and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

Use following for fiscal year-end financial statements

1.       Filed with the Borrower’s Form 10-K for its fiscal year ended __________ ____, 20__, are the year-end financial statements (the “Annual Financial Statements”) required by Section 6.01(a), and if the Borrower has designated any Subsidiary as an Unrestricted Subsidiary, attached hereto as Schedule 1 are the year-end financial statements, adjusted to exclude the assets and operations of such Unrestricted Subsidiaries. The Annual Financial Statements fairly present the financial condition, results of operations and cash flows of the Borrower and its consolidated subsidiaries in accordance with GAAP as at such date for such period.

Use following for fiscal quarter-end financial statements

1.       Filed with the Borrower’s Form 10-Q for its fiscal quarter ended ___________ ____, 20__] are the unaudited financial statements (the “Quarterly Financial Statements”) required by Section 6.01(b) for such fiscal quarter, and if the Borrower has designated any Subsidiary as an Unrestricted Subsidiary, attached hereto as Schedule 1 are unaudited financial statements for such fiscal quarter adjusted to exclude the assets and operations of such Unrestricted Subsidiaries. The Quarterly Financial Statements fairly present the financial condition, results of operations and cash flows of the Borrower and its consolidated subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.       The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a reasonable review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

Exh C -- 1

Form of Compliance Certificate

3.       A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and each of its Subsidiaries performed and observed all its Obligations under the Loan Documents, and select one:

to the best knowledge of the undersigned, during such fiscal period, the Borrower and each of its Subsidiaries performed and observed each covenant and condition of the Loan Documents applicable to it.

—or—

to the best knowledge of the undersigned, during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:

4.       The financial covenant analyses, and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

5.       If this Compliance Certificate is being delivered by a Secretary or Assistant Secretary the words “the undersigned” set forth in paragraphs 2 and 3 above shall be deemed to mean “a Responsible Financial Officer” each time such words are used therein and the following paragraph shall apply: A Responsible Financial Officer has reviewed this Compliance Certificate and attachments and has authorized the undersigned to submit this Compliance Certificate and attachments. As used in this Compliance Certificate, a “Responsible Financial Officer” means any of the president, chief financial officer, chief accountant, controller, treasurer or assistant treasurer of the Borrower, the General Partner or the Delegate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, __________.

BORROWER

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________, __________.

ENBRIDGE ENERGY PARTNERS, L.P.

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc.,
its General Partner

By:

Name:

Title:

Exh C -- 2

Form of Compliance Certificate

For the Quarter/Year ended ___________________ (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

Section 7.09 - Leverage Ratio.

Maximum Leverage Ratio

As of the end of each applicable four-quarter period, the Borrower is required to maintain Consolidated Leverage Ratio of no greater than:

During any Period other than an Acquisition Period:

During an Acquisition Period*:

5.00:1.00 5.50:1.00

*If a Specified Acquisition has been or is hereby designated by the Borrower and the corresponding Acquisition Period is in effect as of the Statement Date, a separate sheet of paper is to be attached to this Compliance Certificate setting forth the corresponding Acquisition Closing Date (and if such Acquisition Period has terminated, the last day of such Acquisition Period), and describing the transactions that constitute such Specified Acquisition. Check the applicable line:

__ The Borrower has previously designated such Specified Acquisition; or

__ The Borrower hereby designates such Specified Acquisition.

A.	Consolidated Funded Debt as Adjusted for Funded Debt owed by the Borrower to Subsidiaries at Statement Date (calculated as follows: A.5 + (without duplication) A.8):		$____________

	1.	Consolidated Funded Debt of the Borrower and its Subsidiaries at Statement Date (without regard to reduction for applicable Qualifying Subordinated Indebtedness and Designated Hybrid Securities):

	Indicate amount of Indebtedness of Unrestricted Subsidiaries (to be excluded from line 1): $____________		$____________

	2.	Qualifying Subordinated Indebtedness at Statement Date:

		(Attach additional information: indicate name(s) of subordinated creditors to whom Qualifying Subordinated Indebtedness is owed; summarize the terms of such Qualifying Subordinated Indebtedness in sufficient detail to demonstrate that it meets the requirements set forth in the definition of Qualifying Subordinated Indebtedness; and confirm that subordination agreement has been delivered)	$____________

Exh C -- 3

Form of Compliance Certificate

3.	Face amount of Hybrid Securities at Statement Date:	$____________

4.	Face amount of Designated Hybrid Securities at Statement Date (not to exceed 15% of Total Capitalization):	$____________

	Total Capitalization at Statement Date:	$____________

	Consolidated Net Worth at Statement Date (used in calculating Total Capitalization):	$____________

	Indicate amount of partners’ capital of the Borrower determined as of such date in accordance with GAAP, subject (as applicable) to year-end audit adjustments and footnotes (used in computing Consolidated Net Worth):	$____________

5.	Consolidated Funded Debt (calculated as follows: A.1 – (A.2 + A.4)):	$____________

6.	Funded Debt owed by the Borrower to Subsidiaries:	$____________

7.	Aggregate Qualifying Subordinated Indebtedness that is included in A.5. above	$____________

8.	Adjusted Funded Debt owed by the Borrower to Subsidiaries (calculated as follows: A.6 - A.7):	$____________

B.	Pro Forma EBITDA for Subject Period:	$____________
(calculated as follows: (i) the sum of B.1 + B.2 + B.3 + B.4 + B.5 + B.6 + B.7 + B.8 + B.9 + B.15 + B.16 minus (ii) the sum of B.10 + B.11 + B.12 + B.13 + B.14)

1.	Consolidated Net Income:	$____________

Indicate Consolidated Net Income of Excluded Subsidiaries (to be excluded from line 1): $

2.	Cash distributions received from MEP Unrestricted Subsidiaries:	$____________

Indicate cash distributions from MEP Unrestricted Subsidiaries received by Excluded Subsidiaries (excluded from line 2): $

3.	Interest expense[1]:	$____________

Indicate interest expense of Excluded Subsidiaries
(excluded from line 3): $

4.	Income taxes[2]:	$____________

Indicate income taxes of Excluded Subsidiaries
(excluded from line 4): $

1 To the extent deducted in determining Consolidated Net Income.

2 To the extent used or included in the determination of Consolidated Net Income.

Exh C -- 4

Form of Compliance Certificate

5.	Depreciation[3]:	$____________

Indicate depreciation of Excluded Subsidiaries
(excluded from line 5): $

6.	Amortization[4]:	$____________

Indicate amortization of Excluded Subsidiaries
(excluded from line 6): $

7.	Marshall/Romeoville Oil Cleanup Costs[5]:	$____________

8.	Civil, criminal and administrative fines, penalties, assessments and citations, and related direct costs and expenses, arising from each crude oil release referred to in the definition of Marshall/Romeoville Oil Cleanup Costs[6]:	$____________

9.	Costs, charges and expenses accrued after September 30, 2013, arising from the cleanup of the crude oil releases referred to in the definition of Marshall/Romeoville Oil Cleanup Costs[7]:	$____________

10.	Insurance proceeds received to compensate for Marshall/Romeoville Oil Cleanup Costs[8]:	$____________

11.	Civil, criminal and administrative fines, penalties, assessments and citations, and related direct costs and expenses, referred to in line 8 actually paid, or accruals therefor reversed, during Subject Period by the Borrower and/or its Subsidiaries:	$____________

12.	Civil, criminal and administrative fines, penalties, assessments and citations, and related direct costs and expenses, referred to in line 8 for which the Borrower and its Subsidiaries will not be liable for payment:	$____________

13.	Costs, charges and expenses referred to in line 9 actually paid, or accruals therefor reversed, during Subject Period by the Borrower and/or its Subsidiaries:	$____________

14.	Costs, charges and expenses referred to in line 9 for which the Borrower and its Subsidiaries will not be liable for payment of such amounts:	$____________

15.	Pro forma adjustment for acquisitions during Subject Period:	$____________

Attach detailed explanation identifying each acquisition and indicating Incremental EBITDA attributable to it

16.	Material Project EBITDA Adjustments for Subject Period:	$____________

Attach detailed explanation identifying each Material Project and indicating Material Project EBITDA Adjustments attributable to it

C.	Leverage Ratio (Line A ÷ Line B):	_______ to 1.00

3 To the extent deducted in determining Consolidated Net Income.

4 To the extent deducted in determining Consolidated Net Income.

5 To the extent deducted in determining Consolidated Net Income.

6 To the extent deducted in determining Consolidated Net Income.

7 To the extent deducted in determining Consolidated Net Income.

8 To the extent included in determining Consolidated Net Income, not to exceed the aggregate amounts by which Consolidated EBITDA has been increased on account of Marshall/Romeoville Oil Cleanup Costs.

Exh C -- 5

Form of Compliance Certificate

Quarter-end date:________________

Section 7.10 (Indebtedness of Non-OLP Subsidiaries) and Section 7.11 (Indebtedness of Operating Partnership and Operating Partnership Subsidiaries)

A.	Indebtedness of Non-OLP Subsidiaries

	1.	Calculate aggregate amount of Indebtedness outstanding as of the Statement Date for the Non-OLP Subsidiaries:

		(a)	Total amount of Indebtedness outstanding for the Non-OLP Subsidiaries other than Indebtedness attributable to Excess Swap Termination Value:	$____________

		(b)	Ratable Share of Excess Swap Termination Value (line C.3(c)):	$____________

		(c)	Total (Line A.1(a) plus Line A.1(b)):	$____________

	2.	Demonstrate compliance with Section 7.10:

		(a)	Non-OLP Pro Forma EBITDA:	$____________

		(b)	Calculate Non-OLP Indebtedness Limitation
			(.5 times Non-OLP Pro Forma EBITDA (line A.2(a)):	$____________

		(c)	Is the aggregate amount of Indebtedness outstanding for the Non-OLP Subsidiaries (line A.1(c)) greater than the Non-OLP Indebtedness Limitation (line A.2(b))?

Yes ☐
No ☐

		(d)	If yes, please answer the following:

		(i)	State the amount of excess Indebtedness:	$____________

		(ii)	How much of the excess Indebtedness is attributable to

			Excess Swap Termination Value?	$____________
		(iii)	Specify in reasonable detail method and timing of cure of such excess Indebtedness pursuant to Section 7.10

B.	Indebtedness of the Operating Partnership and the Operating Partnership Subsidiaries

	1.	Calculate aggregate amount of Indebtedness outstanding for the Operating Partnership and the Operating Partnership Subsidiaries:

Exh C -- 6

Form of Compliance Certificate

		(a)	Total amount of Indebtedness outstanding for the Operating Partnership and the Operating Partnership Subsidiaries other than Indebtedness attributable to Excess Swap Termination Value:	$____________

		(b)	Excess Swap Termination Value (line C.3(b)):	$____________

		(c)	Total (line B.1(a) plus Line B.1(b)):	$____________

			TOTAL:	$____________

	2.	Demonstrate compliance with Section 7.11:

		(a)	State the outstanding consolidated capitalization of the Operating Partnership and the Operating Partnership Subsidiaries:	$____________

		(b)	Calculate the OLP Indebtedness Limitation (.60 times the outstanding consolidated capitalization of the Operating Partnership and the Operating Partnership Subsidiaries (line B.2(a))):	$____________

		(c)	Is the aggregate amount of Indebtedness outstanding for the Operating Partnership and the Operating Partnership Subsidiaries (line B.1(c)) greater than the OLP Indebtedness Limitation (line B.2(b))?

Yes ☐
No ☐

		(d)	If yes, please answer the following:

		(i)	State the amount of excess Indebtedness:	$____________

		(ii)	How much of the excess Indebtedness is attributable to

			Excess Swap Termination Value?	$____________

		(iii)	Specify in reasonable detail the method and timing of cure of such excess Indebtedness pursuant to Section 7.11.

C.	Excess Swap Termination Value

	1.	State net amount of all mark-to-market obligations of all Swap Contracts to which a Subsidiary of the Borrower is obligated as a counterparty or a guarantor:		$____________

(A negative number indicates a net aggregate amount owed by Subsidiaries; a positive number indicates a net aggregate amount owed to Subsidiaries)

Exh C -- 7

Form of Compliance Certificate

2.	Is line C.1 less than negative $150,000,000?

Yes ☐
No ☐

3.	If yes, calculate the Ratable Share of the amount less than negative $150,000,000:

	(a)	State aggregate Swap Termination Value of all Swap Obligations and Guarantee Obligations of Swap Obligations of the Non-OLP Subsidiaries:	$____________

	(b)	State aggregate Swap Termination Value of all Swap Obligations and Guarantee Obligations of Swap Obligations of the Operating Partnership and the Operating Partnership Subsidiaries:	$____________

	(c)	The Ratable Share of Excess Termination Value of the Non-OLP Subsidiaries ((line C.3(a) divided by line C.1) times the amount less than negative $150,000,000):	$____________

	(d)	The Ratable Share of Excess Termination Value of the Operating Partnership and Operating Partnership Subsidiaries ((line C.3(b) divided by line C.1) times the amount less than negative $150,000,000):	$____________

Exh C -- 8

Form of Compliance Certificate